                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549
                                    FORM 8-K
                                 CURRENT REPORT
                         PURSUANT TO SECTION 13 OR 15(d)
                     OF THE SECURITIES EXCHANGE ACT OF 1934

        DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): APRIL 30, 2003

                    CARACO PHARMACEUTICAL LABORATORIES, LTD.
               (EXACT NAME OF REGISTRANT AS SPECIFIED IN CHARTER)

MICHIGAN                                                    38-2505723
(STATE OR OTHER JURISDICTION OF          (I.R.S. EMPLOYER IDENTIFICATION NUMBER)
INCORPORATION)

                                     0-24676
                            (COMMISSION FILE NUMBER)



                1150 ELIJAH MCCOY DRIVE, DETROIT, MICHIGAN 48202
                    (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)


                                 (313) 871-8400
              (REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE)

ITEM 7.           FINANCIAL STATEMENTS AND EXHIBITS

         (c)      Exhibits

         99.1     April 30, 2003 Press Release

ITEM 9. REGULATION FD DISCLOSURE (INFORMATION PROVIDED UNDER ITEM 12. RESULTS OF OPERATIONS AND FINANCIAL CONDITION)

         The following information is furnished to the Commission under Item 12. The information required by Item 12 is being furnished pursuant to this Item 9 in accordance with the interim guidance provided by the Securities and Exchange Commission in Release No. 33-8216, dated March 27, 2003.

         On April 30, 2003, registrant announced its results of operations for the first quarter ended March 31, 2003 as set forth in the press release included as Exhibit 99.1 hereto.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:  May 2, 2003

                                  CARACO PHARMACEUTICAL
                                  LABORATORIES, LTD.
                                  (REGISTRANT)



                                   By:/s/ Narendra N. Borkar
                                      ----------------------------------------
                                      Narendra N. Borkar, CEO

                                  EXHIBIT INDEX

Exhibit:            Description:


99.1                April 30, 2003 Press Release